================================================================================
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                            Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the Appropriate Box:
[   ]    Preliminary Proxy Statement

[   ]    Confidential,  for Use of the Commission  Only (as permitted by Rule
         14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting  Material  Pursuant to Section  240.14a-11(c)  or Section
         240.14a-12

--------------------------------------------------------------------------------
================================================================================

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION

                 (Name of Registrant as Specified in its Charter
                                       and
                     Name of Person Filing Proxy Statement)

================================================================================


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         1)       Title  of  each  class  of  securities  to  which  transaction applies:
                  ______________________________________________________
         2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________
         4)       Proposed maximum aggregate value of transaction:
                  ______________________________________________________
         5)       Total fee paid:
                  ______________________________________________________
[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing with which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:  _____________________________________
            Form, Schedule or Registration Statement No.: _________________ Filing Party: ________________________________________________
            Date Filed:  __________________________________________________

--------------------------------------------------------------------------------
================================================================================

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                               158 Route 206 North
                           Gladstone, New Jersey 07934
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1998
                        ---------------------------------

To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Peapack-Gladstone Financial Corporation (the "Corporation") will be held at the Corporation's Loan and Administration Building, 158 Route 206 North, Peapack-Gladstone, New Jersey, on April 28, 1998, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters:

         1. Election of twelve directors to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and qualified;

         2. Approval of the Selection of the Corporation's Independent Public Accountants for the year 1998;

         3. Approval of the Corporation's 1998 Stock Option Plan;

         4. Approval of the Corporation's 1998 Stock Option Plan for Outside Directors;

         5. Such other business as may properly come before the Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 23, 1998, are entitled to receive notice of, and to vote at, the Meeting.

         You are urged to read carefully the attached Proxy Statement relating to the Meeting.

         Shareholders are cordially invited to attend the Meeting in person. Whether or not you expect to do so, we urge you to date and sign the enclosed proxy form and return it in the enclosed envelope as promptly as possible. You may revoke your proxy by filing a later-dated proxy or a written revocation of the proxy with the Secretary of the Corporation prior to the Meeting. If you attend the Meeting, you may revoke your proxy by filing a later-dated proxy or written revocation of the proxy with the Secretary of the Meeting prior to the voting of such proxy.



                             By Order of the Board of Directors



                             CATHERINE A. McCATHARN,
                               Corporate Secretary

Gladstone, New Jersey
March 27, 1998

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                               158 Route 206 North
                           Gladstone, New Jersey 07934

                       -----------------------------------

                                 PROXY STATEMENT
                              Dated March 27, 1998
                      ------------------------------------


                       GENERAL PROXY STATEMENT INFORMATION

         This Proxy Statement is furnished to the shareholders of Peapack-Gladstone Financial Corporation (the "Corporation") in connection with the solicitation by the Board of Directors (the "Board") of the Corporation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Corporation's Loan and Administration Building, 158 Route 206 North, Peapack-Gladstone, New Jersey on April 28, 1998 at 2:00 p.m. local time. This Proxy Statement is first being mailed to shareholders on approximately March 27, 1998.


                               VOTING INFORMATION

Outstanding Securities and Voting Rights

         The record date for determining shareholders entitled to notice of, and to vote at, the Meeting is March 23, 1998 (the "Record Date"). Only shareholders of record as of the Record Date will be entitled to notice of, and to vote at, the Meeting.

         On the Record Date, 2,327,898 shares of the Corporation's Common Stock, no par value, were outstanding and eligible to be voted at the Meeting. Each share of the Corporation's Common Stock is entitled to one vote.

         At the Meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable state law and the Corporation's certificate of incorporation and by-laws, abstentions and broker non-votes are counted for purpose of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a shareholders meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote.

         All shares represented by valid proxies received pursuant to this solicitation will be voted "FOR" the election of the twelve nominees for director who are named in this Proxy Statement, "FOR" the approval of the selection of the Corporation's independent public accountant for the year 1998, "FOR" the approval of the 1998 Stock Option Plan (the "1998 Option Plan") and "FOR" the approval of the 1998 Stock Option Plan for Outside Directors (the "1998 Director Plan"), unless the shareholder specifies a different choice by means of the proxy or revokes the proxy prior to the time it is exercised. Should any other matter properly come before the Meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

         The election of directors requires the affirmative vote of a plurality of the Corporation's common stock voted at the Meeting, whether voted in person or by proxy. The approval of (i) the selection of the Corporation's Independent Public Accountants for the year 1998, (ii) the Corporation's 1998 Option Plan,
(iii) the Corporation's 1998 Director Plan and (iv) all other matters to properly come before the Meeting will require the affirmative vote of a majority of Corporation's Common Stock voted at the Meeting, whether in person or by proxy.

           The Corporation's Board unanimously recommends a vote "FOR" management's nominees for director, "FOR" the approval of the selection of the Corporation's Independent Public Accountants for the Year 1998, "FOR" the approval of the 1998 Option Plan and "FOR" the approval of the 1998 Director Plan.

Revocability of Proxy

         Any shareholder giving a proxy has the right to attend and to vote at the Meeting in person. A proxy may be revoked prior to the Meeting by filing a later-dated proxy or a written revocation if it is sent to the Secretary of the Corporation, Catherine A. McCatharn, at 158 Route 206 North, Gladstone New Jersey, 07934, and is received by the Corporation in advance of the Meeting. A proxy may be revoked at the Meeting by filing a later-dated proxy or a written revocation with the Secretary of the Meeting prior to the voting of such proxy.

Solicitation of Proxies

         This proxy solicitation is being made by the Board of the Corporation and the costs of the solicitation will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by directors, officers and employees of the Corporation and its subsidiaries who will not be specially compensated for such solicitation activities. The Corporation will also make arrangements with brokers, dealers, nominees, custodians and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and the Corporation may reimburse them for their reasonable expenses incurred in forwarding the materials.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Corporation's certificate of incorporation and by-laws authorize a minimum of 5 and a maximum of 25 directors, but leave the exact number to be fixed by resolution of the Corporation's Board of Directors. The Board is presently comprised of 12 members. Directors are elected annually by the shareholders for one-year terms. The Corporation's Nominating Committee has nominated all twelve members of the current Board whose terms expire in 1998, for reelection to serve for one-year terms expiring in 1999 and until their successors shall have been duly elected and qualified.

         Shareholders will elect twelve directors at the Meeting. Unless a shareholder either indicates otherwise on the proxy, the proxy will be voted for the persons named in the table below to serve until the expiration of their terms, and thereafter until their successors have been duly elected and qualified.

         The table below sets forth the names and ages of the nominees for election to director, the other positions and offices presently held by each person with the Corporation, the period during which each person has served on the Board of the Corporation (or, for the period prior to December 12, 1997, the Board of Directors of Peapack-Gladstone Bank (the "Bank")), the expiration of their respective terms, and the principal occupations and employment of each such person during the past five years.



                                        NOMINEES FOR ELECTION AS DIRECTORS


                                          Director                                Principal Occupation or
           Name                Age         Since      Expiration              Employment for Past Five Years
=========================== =========== ============= ============== ==================================================
Pamela Hill                     60          1991          1999       President of Ferris Corp. since 1995; previously
                                                                     Vice President of Ferris Corp.

T. Leonard Hill                 86          1944          1999       Chairman of the Board of the Corporation and the
                                                                     Bank since 1989; Chairman of Ferris Corp.

Frank A. Kissel                 47          1989          1999       President and CEO of the Corporation and the
                                                                     Bank since 1989.

John D. Kissel                  45          1987          1999       Manager of Turpin Real Estate, Inc. since 1991.

James R. Lamb                   55          1993          1999       Principal of James R. Lamb, P.C., Attorney at
                                                                     Law since 1967.

George R. Layton                70          1966          1999       Director of Layton Funeral Home since 1953.

Edward A. Merton                54          1981          1999       President of Merton Excavating and Paving Co.
                                                                     since 1961.

F. Duffield Meyercord           51          1991          1999       Managing Director, Meyercord Advisors, Inc.,
                                                                     since 1985; Director of Programmer's Paradise,
                                                                     Inc. since 1991.

John R. Mulcahy                 59          1981          1999       Retired since 1994; previously President of
                                                                     Mulcahy Realty and Construction.

Philip W. Smith III             42          1995          1999       President.  Phillary Management, Inc. since
                                                                     1994; previously Commercial Real Estate Broker,
                                                                     C.B. Commercial Group, Inc.

Jack D. Stine                   74          1976          1999       Chairman of Bridgewater Community Services since
                                                                     1983.

William Turnbull                90          1958          1999       Retired since 1987.
=========================== =========== ============= ============== ==================================================


                   DIRECTORS' COMMITTEES - DIRECTORS' MEETINGS

     Subsequent to the establishment of the Corporation as a registered bank holding company and parent entity of the Bank on December 12, 1997, the Corporation's Board held one meeting. During 1997, the Bank's Board of Directors held twelve meetings.

     The Corporation maintains a standing Executive/Nominating Committee, Audit Committee and Compensation Committee (which were committees of the Bank's Board of Directors prior to December 12, 1997). These Committees are described below:

     Executive/Nominating Committee. The principal function of the Executive Committee is to exercise the authority of the Corporation's Board in the management and affairs of the Corporation, as required, between meetings of the Board. The Executive Committee also serves as the Corporation's Nominating Committee and as such makes recommendations with respect to nominees for election to the Corporation's Board and nominees to fill vacancies in Board membership between meetings. Shareholders may make recommendations to the Committee, which has no established criteria. The members are Messrs. Frank A. Kissel, Layton, Stine and Turnbull. There were eight (8) meetings of the Executive Committee in 1997.

     Audit Committee. The Audit Committee (which also serves as the audit committee for the Bank) supervises internal audits of the Corporation and the Bank, reviews reports of internal and external auditors engaged by the Corporation and the Bank, makes recommendations for changes in relevant systems and policies, and recommends the appointment of outside auditors. The Audit department of the Bank reports directly to the Audit Committee. The members are Ms. Pamela Hill and Messrs. John D. Kissel, Stine and Turnbull. There were four
(4) meeting of the Audit Committee in 1997.

     Compensation Committee. The Compensation Committee is responsible for overseeing the executive compensation practices at the Corporation and the Bank and reviewing and evaluating the compensation of other officers and employees of the Corporation and the Bank. The members are Messrs. Frank A. Kissel, T. Leonard Hill, Meyercord, Merton and Stine. There were three (3) meetings of the Compensation Committee to establish compensation levels for 1997.

         During 1997, all directors of the Corporation (and the Bank prior to December 12, 1997) attended no fewer than 75% of the total number of meetings of the Corporation's (or the Bank's) Board and meetings of committees on which such director served, except for John R. Mulcahy who attended 69% of such meetings.


                             DIRECTOR'S COMPENSATION

         Directors of the Corporation were not compensated for the Corporation's Board meeting they attended in 1997. Such Directors, in their capacity as directors of the Bank, were compensated $400 for each regular Bank Board meeting they attended, and $300 for each committee meeting they attended. Frank A. Kissel, as a full-time employee, was not compensated for services rendered as a director. A total of $103,000 in directors' fees was paid in 1997. The Corporation intends to compensate its directors $400 for each regular Board meeting they attend and $300 for each committee meeting they attend during 1998.

     In April 1995, the shareholders of the Bank approved a non-qualified stock option plan for non-employee directors of the Bank. The 1995 Stock Option Plan for Outside Directors (the "1995 Directors Plan") provides for the award of options to each outside director on a scheduled basis depending upon when an outside director first is elected to the Board of the Bank. That schedule is:
1995 Annual Meeting or before - 5,250 shares; after the 1995 Annual Meeting through the 1996 Annual Meeting - 4,200 shares; after the 1996 Annual Meeting through the 1997 Annual Meeting - 3,150 shares; after the 1997 Annual Meeting through the 1998 Annual Meeting - 2,100 shares; after the 1998 Annual Meeting through the 1999 Annual Meeting - 1,050 shares. The Banks directors were awarded the following stock options in 1995: Pamela Hill-5,250 shares; John D. Kissel-5,250 shares; James R. Lamb-5,250 shares; George R. Layton-5,250 shares; Edward A. Merton-5,250 shares; F. Duffield Meyercord-5,250 shares; John R. Mulcahy-5,250 shares; Philip W. Smith III-4,200 shares; Jack D. Stine-5,250 shares; William Turnbull-5,250 shares. No stock options were awarded to directors in 1997 or 1996. All options awarded directors were adjusted for the five percent (5%) stock dividend paid by the Bank in November, 1996 and for the 2-for-1 stock split of the Corporation's Common Stock in December, 1997. The exercise price for the option shares may not be less than the fair market value of the common stock on the date of grant of the option. The options granted under these plans are, in general, exercisable not earlier than one year after the date of grant, at a price equal to the fair market value of the common stock on the date of grant, and expire not more than ten years after the date of grant. The stock options vest during a period of up to five years after the date of grant. Of the stock options granted to directors in 1995, 20% vested on April 25, 1996 and 20% vested on April 25, 1997. Of the remaining options 20% will vest on April 25, 1998, 20% on April 25, 1999, and 20% on April 25, 2000.

            STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of February 28, 1998 the number of shares of the Corporation's Common Stock that is beneficially owned by each of the directors/nominees, the executive officers of the Corporation for whom individual information is required to be set forth in this Proxy Statement (the "Named Executives Officers") pursuant to the regulations of the Securities and Exchange Commission (the "SEC"), and all directors and executive officers as a group. Other than as set forth below, the Corporation knows of no person or group which beneficially owns 5% or more of the Corporation's Common Stock.


                                                                 Number of Shares
Name of Beneficial Owner                                      Beneficially Owned (1)          Percent of Class (2)
====================================================== ===================================== =======================
Pamela Hill(3)                                                      18,488(4)                          *

T. Leonard Hill(3)                                                  51,312(5)                        2.20%

Frank A. Kissel(6)                                                  18,136(7)                          *

John D. Kissel(6)                                                   12,640(8)                          *

James R. Lamb                                                        4,620(9)                          *

George R. Layton                                                    26,362(10)                       1.12%

Edward A. Merton                                                     5,118(11)                         *

F. Duffield Meyercord                                                3,486(12)                         *

John R. Mulcahy                                                      5,910(13)                         *

Phillip W. Smith III                                                 4,668(14)                         *

Jack D. Stine                                                        6,366(15)                         *

William Turnbull                                                    49,092(16)                       2.11%


All directors and executive officers                               212,977(17)                       9.04%
as a group (15 persons)

====================================================== ===================================== =======================



------------------------------------------
NOTES:
*        Less than one percent

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

(2) In calculating the percentage of the class beneficially owned by a specific person or group, 2,329,255 shares of common stock which are outstanding as of February 28, 1998 and common stock subject to options held by the specific person or group exercisable or exercisable within 60 days are deemed outstanding. Shares subject to options held by the specific person or group exercisable or exercisable within 60 days are not deemed outstanding for the purpose of computing the percentage of each other person or group.

(3)  T. Leonard Hill is the father of Pamela Hill

(4)  This  total   includes  2,100  shares   purchasable   pursuant  to  options
     exercisable within 60 days.

(5) This total includes 21,000 shares owned by the estate of Mr. Hill's wife and 2,520 shares purchasable pursuant to options exercisable within 60 days.

(6)  Frank A. Kissel and John D. Kissel are brothers

(7) This total includes 944 shares owned by Mr. Frank A. Kissel's wife, 1,400 shares owned by Mr. Kissel's children, 1,220 shares allocated to Mr. Kissel under the Corporation's Profit Sharing Plan and 2,520 shares purchasable pursuant to options exercisable within 60 days.

(8) This total includes 524 shares owned by Mr. John D. Kissel's wife, 1,806 shares owned by Mr. Kissel's children and 2,100 shares purchasable pursuant to options exercisable within 60 days.

(9) This total includes 1,050 shares owned by Mr. Lamb's wife, 630 shares owned by Mr. Lamb's children and 2,100 shares purchasable pursuant to options exercisable within 60 days.

(10) This  total   includes  2,100  shares   purchasable   pursuant  to  options
     exercisable within 60 days.

(11) This  total   includes  2,100  shares   purchasable   pursuant  to  options
     exercisable within 60 days.

(12) This  total   includes  2,100  shares   purchasable   pursuant  to  options
     exercisable within 60 days.

(13) This total includes 210 shares owned by Mr. Mulcahy's wife and 2,100 shares purchasable pursuant to options exercisable within 60 days.

(14) This total includes 420 shares owned by Mr. Smith's wife, 60 shares owned by Mr. Smith's children and 1,680 shares purchasable pursuant to options exercisable within 60 days.

(15) This  total   includes  1,050  shares   purchasable   pursuant  to  options
     exercisable within 60 days.

(16) This total includes 16,668 shares owned by Mr. Turnbull's wife and 2,100 shares purchasable pursuant to options exercisable within 60 days.

(17) This total includes 6,779 shares beneficially owned by 3 executive officers who are not directors or Named Executive Officers which total includes 3,108 shares purchasable pursuant to options exercisable within 60 days.

                             EXECUTIVE COMPENSATION

Executive Officers' Compensation

     The following table sets forth compensation with respect to the years-ended December 31, 1997, 1996 and 1995 for the services rendered in all capacities to the Corporation by the Chief Executive Officer, who was the only Named Executive Officer.



                           SUMMARY COMPENSATION TABLE

                                                                          Long Term Compensation
                                                                     ---------------------------------
                                                                                  Awards
                                                                     ---------------------------------
                                           Annual Compensation
                                                                                            (g)
          (a)                                                              (f)          Securities             (i)
       Name and               (b)           (c)            (d)         Restricted       Underlying          All Other
  Principal Position         Year        Salary ($)     Bonus ($)    Stock Award(s)   Options/SARs(#)   Compensation ($)
                                                                           ($)
------------------------  ------------  -------------  ------------  ---------------- ----------------  ------------------
Frank A. Kissel,             1997         $197,495       $40,000           --              6,000             $10,784(1)
   President and CEO         1996         $185,000       $13,000           --               --               $  5,646(1)
   of the Corporation        1995         $169,615       $17,000           --              6,300             $  5,896(1)
   and the Bank


-------------------------
NOTES:

(1) Consists of contributions made on behalf of Mr. Frank A. Kissel to the Bank's 401(k) and Savings Plan and use of an automobile provided to Mr. Kissel by the Bank.

Option Grants in 1997

         The following table shows the options granted to the Named Executive Officer in 1997, and their potential value at the end of the option term, assuming certain levels of appreciation of the Corporation's Common Stock. While the SEC mandated column headings refer to stock appreciation rights ("SARs"), the Corporation has not awarded any SARs to its executive officers.



                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                                                                              Potential Realizable
                                                                                                Value At Assumed
                                                                                             Annual Rates of Stock
                                                                                               Price Appreciation
                                         Individual Grants                                    for Option Term (1)
                           -----------------------------------------------                 ---------------------------

                             Number of       Percent of
                            Securities     Total Options/
                            Underlying      SARs Granted     Exercise or
                             Options/       to Employees     Base Price      Expiration
                           SARs Granted    in Fiscal Year      ($/Sh)           Date                        10%($)
          Name                  (#)                                                            5%($)
-------------------------  --------------  ---------------- --------------  --------------  ------------  ------------
          (a)                   (b)              (c)             (d)             (e)            (f)           (g)
Frank A. Kissel              6,000 (2)           15%           $36.50         8/14/2007       109,500       219,000

-------------------------

NOTES:

(1) The dollar amounts under these columns are the result of calculations at the 5% and the 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Corporation's common stock price.

(2) These options become exercisable at the rate of 20% per year beginning August 14, 1998.


Aggregated Option Exercises in 1997 and Year-End Option Value


         The following table shows options exercised during 1997, and the value of unexercised options held at year-end 1997, by the Named Executive Officer. The Corporation does not use SARs as compensation.



                     AGGREGATED OPTIONS/SAR EXERCISES IN THE
                  LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                      Number of Securities     Value of Unexercised
                                                                           Underlying              In-the-Money
                                                                          Unexercised            Options/SARs At
                                                                        Options/SARS at         Fiscal   Year-End
                                                                          Fiscal Year-End            ($)
                                                                     ----------------------   -----------------------

                                                                          (#)
                         Shares Acquired On                               Exercisable/             Exercisable/
         Name                    Exercise                                Unexercisable            Unexercisable
                               (#)              Value Realized ($)
------------------------ -------------------    -------------------- -----------------------  -----------------------
          (a)                    (b)                    (c)                   (d)                      (e)

Frank A. Kissel                   --                      --                2,520/9,780             56,700/109,050



Savings and Profit Sharing Plans

     The Corporation has established a qualified defined contribution plan under
Section 401(k) (the "401(k) Plan") of the Internal Revenue Code of 1986, as amended (the "Code"), covering substantially all salaried employees over the age of twenty-one (21) with at least twelve (12) months' service and whose participation is not prohibited by the 401(k) Plan. Under the savings portion of the 401(k) Plan, employees may contribute up to fifteen percent (15%) of their pay to their elective account via payroll withholding. The Corporation adds a matching contribution equal to fifty percent (50%) up to a maximum of $250 of the employee contribution. In addition, the Board may elect to make a discretionary contribution to the profit sharing part of the 401(k) Plan. The profit sharing portion is non-contributory and funds are invested in Peapack-Gladstone Financial Corporation Common Stock.

Pension Plan

     The Corporation sponsors a non-contributory defined benefit pension plan that covers substantially all of the Corporation's salaried employees. The benefits are based on an employee's compensation, age at retirement and years of service. It is the policy of the Corporation to fund not less than the minimum funding amount required by the Employee Retirement Income Security Act.

     The following table sets forth the estimated annual benefits that an eligible employee would receive under the Corporation's qualified defined benefit pension plan, assuming retirement age at 65 in 1997 and a straight life annuity benefit, for the remuneration levels and years of service shown.



                                                                   Years of Credited Service
 Remuneration                                  10              15               20              25              30
 -------------------------------------    ------------    ------------    ------------     ---------      ---------
 $ 50,000                                 $12,452         $18,460          $24,468         $30,476         $31,528

  100,000                                  27,267          40,975           54,683          68,391          69,878

  150,000                                  42,082          63,490           84,898         106,306         108,228

  200,000                                  44,153          73,261          102,369         117,000         117,000



     Frank A. Kissel has approximately nine (9) years of credited service under the Pension Plan as of December 31, 1997, and, at age 65, would have 27 years of credited service. In 1997, Mr. Frank A. Kissel received $197,495 in compensation for purposes of determining his retirement benefits under the Pension Plan.

Employment, Termination of Employment and Change of Control Arrangements

     The Corporation and the Bank entered into a Change-in-Control Agreement with Frank A. Kissel (and other officers) as of January 1, 1998 which provides for termination benefits to Mr. Kissel in the event of a change in control of the Corporation (as defined in the Agreement). Pursuant to the agreement, under certain circumstances, the Corporation and the Bank would be required to pay aggregate amounts equal to three times the highest salary and bonuses paid to Mr. Kissel per year during any calendar year during the three years prior to the change in control plus continue certain health benefits. The agreement has a cut-back provision such that the payment would be reduced to avoid exceeding amounts set forth in Section 280G of the Internal Revenue Code. That provision limits payments generally to three times the last five year average W-2 compensation. Assuming such a change of control occurred as of February 28, 1998, Mr. Kissel could receive approximately $712,485 under the Corporation's agreement with him, which may be reduced by the cut-back provision.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Corporation's executive officers, directors and persons who own more than ten percent of a registered class of the Corporation's common stock, file reports of ownership and changes in ownership with the SEC.

         Due to an oversight, all of the directors and executive officers of the Corporation filed their annual beneficial ownership report on Form 5 on an untimely basis. The directors and executive officers of the Corporation filed their respective Form 5 for the year-ended December 31, 1997 on March 16, 1998.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors established a Compensation Committee which has been charged with overseeing executive compensation practices at the Corporation. Members of the Compensation Committee are F. Duffield Meyercord, Edward A. Merton, Jack D. Stine, T. Leonard Hill and Frank A. Kissel. Decisions on compensation of executive officers have been made by the full Board of Directors based upon the recommendations of the Compensation Committee. T. Leonard Hill, Chairman of the Board, and Frank A. Kissel, President & Chief Executive Officer, have no input regarding their own compensation which is determined by the remaining Directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Directors and officers of the Corporation and their associates were customers of and had transactions with the Corporation during the year ended December 31, 1997, and it is expected that such persons will continue to have such transactions in the future. All deposit accounts, loans, and commitments comprising such transactions were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management of the Corporation, did not involve more than normal risks of collectibility or present other unfavorable features.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report was prepared by the compensation Committee of the Corporation regarding executive compensation policy and its relation to the Corporation's performance.

Compensation Review Process

     The Compensation Committee of the Board of Directors is responsible for establishing and overseeing policies governing annual and long-term compensation programs for the officer named in the compensation tables shown above and other executive officers of the Corporation.

     In establishing compensation for executive officers, the Committee considers many factors including, but not limited to, Corporation performance, individual performance and peer group compensation practices. In considering Corporation performance, the Compensation Committee reviews the actual performance of the Corporation in light of its annual budget, which includes expense items, deposit levels, loan growth, fee income and trust department management. Annual performance reviews of each officer together with salary studies prepared by the New Jersey Community Bankers Association, KPMG Peat Marwick LLP, and Ben S. Cole Financial Incorporated are some of the sources of compensation information which are utilized in determining executive compensation. Base salaries approximate the average base salaries paid by similar financial institutions for similar positions.

     During 1997, Mr. Frank A. Kissel served as President and Chief Executive Officer of the Bank and President and Chief Executive Officer of the Corporation. Mr. Kissel's base salary for 1997 was set by the Board based on his performance in executing his responsibilities in those positions in 1996 and the performance anticipated from him in 1997 and future years. The Board also considered the objectives set by the Committee for 1997, the overall performance of the Corporation and Mr. Kissel's ability to develop and motivate employees to meet the Corporation's short and long-term objectives. Mr. Kissel's 1997 bonus was based on the achievement of projected budget, the completion of specified corporate projects for 1997 within time and within budget results, the achievement of specified minimum financial ratios and the achievement of specified goals with respect to the Bank's financial performance and growth.

         With respect to 1997 compensation for senior officers, the Compensation Committee based its recommendations, and the full Board based its actions, on the duties and responsibilities of the officer in question, the performance of the Bank and of the particular officer in 1996, and the performance anticipated from the officer in 1997 and future years. Bonuses for each senior officer were set based on goals set for the senior officer and for the Bank as a whole. The Chief Executive Officer set goals for each senior officer.

         Another compensation tool which the Board uses to relate executive compensation to the performance of the Corporation and the Bank as a whole is the Corporation's 1995 Stock Option Plan. Recommendations for awards under this plan are made to the full Board by the Compensation Committee. T. Leonard Hill and Frank A. Kissel have no input regarding their own compensation which is determined by the remaining directors.

     Detailed information relating to the Chief Executive Officer is shown in the compensation tables above.

                              F. DUFFIELD MEYERCORD
                                EDWARD A. MERTON
                                  JACK D. STINE
                                 T. LEONARD HILL
                                 FRANK A. KISSEL


                                PERFORMANCE GRAPH

The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business December 31, 1992 in: (a) the Corporation's Common Stock, (b) the CRSP Index for the NASDAQ Stock Market (U.S. Companies) and (c) the Keefe, Bruyette & Woods ("KBW") Eastern Region Index of banking organizations. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in the market price of the stock and each of the indexes. (The Corporation became a public reporting company on December 31, 1993.)


[GRAPHIC OMITTED]



                       Index
  Symbol            Description             12/31/92      12/31/93      12/31/94      12/31/95      12/31/96      12/31/97
----------- ----------------------------- ------------- ------------- ------------- ------------- ------------- -------------

  Diamond   Peapack-Gladstone               $100.00       $110.30       $115.40       $152.40       $189.30       $272.70
            Financial Corporation

  Square    CRSP Index for NASDAQ           $100.00       $114.80       $112.20       $158.70       $195.20       $239.50
             (U.S. Companies)

  Triangle  KBW Eastern Region              $100.00       $104.30       $ 92.60       $157.20       $215.60       $344.90




                 RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 1

     The affirmative vote of a plurality of the Corporation's Common Stock voted at the Meeting is required to elect directors. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES FOR DIRECTOR INCLUDED IN PROPOSAL 1.

           PROPOSAL 2 - APPROVAL OF THE SELECTION OF THE CORPORATION'S
                INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 1998

General

     The Board of Directors has appointed KPMG Peat Marwick LLP ("Peat Marwick") as the Corporation's independent public accountants for the year ending December 31, 1998. Peat Marwick served as the Corporation's independent accountants for the year ended December 31, 1997. Representatives of Peat Marwick will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Proposal

     The Board of Directors will present to the Meeting a proposal that the selection of Peat Marwick be approved and ratified.

Recommendation and Vote Required for Approval of Proposal 2

     The affirmative vote of a majority of the Corporation's common stock voted at the Meeting, whether in person or by proxy, is required to approve the selection of Peat Marwick as the Corporation's independent public accountants for the year 1998. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.



               PROPOSAL 3 - APPROVAL OF THE 1998 STOCK OPTION PLAN

     The Board has approved for submission to the Corporation's shareholders the Corporation's 1998 Stock Option Plan (the "1998 Option Plan") set forth as Exhibit A to this Proxy Statement. The full text of the 1998 Option Plan is attached to this Proxy Statement as Exhibit A and the following description of the Plan is qualified in its entirety by reference to Exhibit A. The purposes of the 1998 Option Plan is to advance the interests of the Corporation and its shareholders by providing those key employees of the Corporation, upon whose judgment, initiative and efforts the successful conduct of the business of the Corporation largely depends, with additional incentive to perform in superior manner and to attract people of experience and ability to the service of the Corporation.

Types of Options

     All options granted under the 1998 Option Plan will be options for shares of the Corporation's Common Stock. The options may be either "Incentive Options"
- options intended to constitute "incentive stock options" within the meaning of
Section 422 of the Code or "Non-qualified Options" - options which, when granted or due to subsequent disqualification, do not qualify as incentive stock options within the meaning of Section 422 of the Code.

Administration

     The 1998 Option Plan will be administered by a committee designated by the Board (the "Committee") from among the members of the Corporation's Compensation Committee who are "outside directors," within the meaning of Section 162(m) of the Code, and who are "disinterested directors," within the meaning of Rule 16b-3 under the Exchange Act. The Committee will identify each optionee (a "Participant") and will determine the number of shares subject to each option, the date of grant of each option and the terms and conditions governing the options. The Committee will be charged with the responsibility of interpreting the 1998 Option Plan and making all administrative determinations thereunder.

Eligibility

     Officers and other employees of the Corporation shall be eligible to receive Incentive Stock Options and Non-qualified Stock Options under the 1998 Option Plan. Directors who are not employees or officers of the Corporation will not be eligible to receive options under the 1998 Option Plan.

Terms and Conditions of Stock Options

Term; 10% Shareholders

     All options granted under the 1998 Option Plan will have terms of ten years or less. The 1998 Option Plan provides that any options which are intended to be Incentive Options and are granted to a Participant who owns more than 10% of the Corporation's common stock (a "10% Shareholder") must have terms of five years or less.

Limitations on Grant and Exercise

     The 1998 Option Plan provides that, with respect to options granted which are intended to be Incentive Options, the aggregate fair market value (determined at the time the option is granted) of stock exercisable for the first time by an employee during any calendar year may not exceed $100,000. For example, the Committee could grant an Incentive Option covering $200,000 of common stock to a Participant only if the Committee deferred the exercise of one half of the options beyond the first year in which the other half of the options first become exercisable.

Exercise Price

     The 1998 Option Plan provides that options are to be granted at an exercise price equal to or greater than the Fair Market Value (on the date of grant) of the stock purchasable thereunder. Incentive Options granted to 10% Shareholders must bear an exercise price of not less than 110% of the fair market value of the stock purchasable thereunder on the date of grant. The 1998 Option Plan defines "Fair Market Value" as the average of the high and low prices of known trades of the Corporation's Common Stock on the relevant date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded.

     The 1998 Option Plan provides that the purchase price for shares acquired pursuant to the exercise of any option is payable in full at the time of exercise. The exercise price may be paid, in whole or in part, through the surrender of shares of Common Stock of the Corporation at the Fair Market Value of such shares on the date of surrender.

Exercise Period

     The 1998 Option Plan provides that if a Participant's employment is terminated for any reason other than Disability, Normal Retirement, Change-in-Control, Termination for Cause (as such terms are defined in the 1998 Option Plan), or death, the Participant's options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following the termination. In the event of a Termination for Cause (as such term is defined in the 1998 Option Plan), all rights under the Participant's options shall expire upon the termination. In the event of death or Disability all options granted under the 1998 Option Plan, whether or not exercisable at such time, shall be exercisable by the Participant, or the Participant's legal representatives or beneficiaries for three years following the date of the Participant's death or cessation of employment due to Disability. Upon termination of the Participant's service due to a Change-in-Control or Normal Retirement: (i) all Non-qualified Stock Options granted under the 1998 Option Plan, whether or not exercisable at such time, shall be exercisable by the Participant, his legal representatives or successors in interest for three years or such longer period as determined by the Committee following the date of the termination; and (ii) all Incentive Stock Options granted under the 1998 Option Plan, whether or not exercisable at such time, shall be exercisable for a period of three months following the date of the Participant's cessation of employment. In no event shall the exercise period extend beyond the expiration of the option term.

Change in Control Provisions

     Upon a "Change in Control" (as defined in the 1998 Option Plan) all outstanding options under the Plan become immediately and fully exercisable.

     The 1998 Option Plan defines Change in Control to mean any of the following events: (1) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not now presently but becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the Corporation's outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Corporation; or (2) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (2), considered as though he were a member of the
Incumbent Board; or (3) filing is made for regulatory approval to implement a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Corporation or similar transaction in which the Corporation is not the resulting entity or such plan, merger consolidation, sale or similar transaction occurs; or (4) a proxy statement soliciting proxies from shareholders of the Corporation, by someone other than the current management of the Corporation, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Corporation or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Corporation shall be distributed; or (5) a tender offer is made for 25% or more of the voting securities of the Corporation.

Shares Subject to the 1998 Option Plan

     If adopted, the 1998 Option Plan will authorize the Corporation to issue up to 65,000 shares of common stock pursuant to options and provides the maximum number of shares with respect to which options may be granted to any one person shall not exceed 6,500. In addition, the 1998 Option Plan provides that the number and price of shares available for stock options and the number of shares covered by outstanding stock options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Corporation's capital stock. Comparable changes will be made to the per share exercise price of each outstanding option, but no change shall be made in the total price applicable to the unexercised portion of an unexercised option, except for any change in the aggregate price resulting from rounding-off of share quantities or prices.

Termination and Amendment

     The 1998 Option Plan will terminate upon the earlier of ten years after the date of approval by the Corporation's shareholders (which if approved at the Meeting would be April 28, 1998) or the issuance of, or exercise of options equivalent to, 65,000 shares of common stock. However, the Board has the right to terminate the 1998 Option Plan at any time.

     The Board may amend or modify the 1998 Option Plan at any time subject to obtaining shareholder approval required by applicable law and for any modification or amendment which: (i) increases the maximum number of shares for which options may be granted; (ii) reduces the exercise price at which options may be granted (except with respect to anti-dilution adjustments); (iii) extends the period during which options may be granted or exercised beyond the times originally prescribed; or (iv) changes the persons eligible to participate in the 1998 Option Plan.

Federal Income Tax Consequences Under the 1998 Option Plan

         The following is a summary of the Federal income tax consequences of transactions under the 1998 Option Plan, based on Federal income tax laws in effect on January 1, 1998. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

         Benefits which may be granted pursuant to the 1998 Option Plan include incentive stock options and nonqualified stock options.

         Incentive Options. No income is realized by a Participant upon the grant or exercise of an Incentive Option. If shares of Common Stock are transferred to a Participant upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to the Corporation for Federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the Participant.

         If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the Participant will realize compensation (i.e., ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) the Corporation will be entitled to deduct the amount of compensation income, which was taxed to the Participant for Federal income tax purposes, if it complies with applicable reporting requirements (the "Reporting Requirements") and if the amount represents an ordinary and necessary business expense of the Corporation (the "Ordinary and Necessary Test"). Any further gain (or loss) realized by the Participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Corporation. Different rules may apply if Common Stock is purchased by a Participant who is also an executive officer, director or more than 10% shareholder. See "Special Rules Applicable to Corporate Insiders," below.

         If an Incentive Option is exercised more than three months following the termination of employment, the exercise of the option will generally be taxed in the same manner as the exercise of a Non-qualified Option, except if the termination is due to the death or disability of the employee in which the Incentive Option may be exercised only twelve months following the termination.

         Non-qualified Options. Except as noted below, in the case of Non-qualified Options: (1) no income is realized by the Participant at the time the option is granted; (2) the Participant realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) the Corporation is entitled to a Federal income tax deduction equal to the amount of income taxed to the Participant, subject to the Corporation's satisfaction of the Reporting Requirements and the Ordinary and Necessary Test; and (4) upon disposition of the Common Stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares. Different rules may apply if Common Stock is purchased by a Participant who is also an executive officer, director or more than 10% shareholder. See "Special Rules Applicable to Corporate Insiders," below.

         Special Rules Applicable to Corporate Insiders. Generally, executive officers, directors and 10% shareholders who are subject to Section 16(b) of the Exchange Act ("Insiders") are not taxed until six months after exercise of a Non-qualified Option, with the excess of the fair market value of the shares of Common Stock received upon exercise over the option purchase price, determined as of the end of the six-month period, being taxed as ordinary income, and the holding period for treating any gain (or loss) as long-term capital gain (or loss) beginning at the end of such period. However, an Insider who elects to be taxed under Section 83(b) of the Code should be taxed on the excess of the fair market value of the shares at the time of exercise over the option purchase price.

         Stock Swaps. The 1998 Option Plan provides that, with the Corporation's permission, a Participant may transfer previously owned shares to the
Corporation to satisfy the purchase price under an option (a "Stock Swap"). Generally, if a Participant utilizes previously owned shares to purchase shares upon the exercise of an Incentive Option, the Participant will not realize any gain upon the exchange of the old shares for the new shares and will carry over into the same number of new shares the basis and holding period for the old shares. If the Participant purchases more shares than the number of old shares surrendered in the Stock Swap, the incremental number of shares received in the Stock Swap will have a basis of zero and a holding period beginning on the date of the exercise of the incentive stock option. If, however, shares acquired through the exercise of an Incentive Option are used in a Stock Swap prior to the end of the statutory holding period applicable to the old shares, the Stock Swap will constitute a disqualifying disposition of the old shares, resulting in the immediate recognition of ordinary income (see "Incentive Stock Options," above).

         If a Stock Swap is used to exercise a Non-qualified Option, the use of old shares to pay the purchase price of an equal number of new shares generally will be tax-free to the Participant, and he will carry over into the new shares the basis and holding period of the old shares. However, if more shares are acquired than surrendered, the incremental shares received in the Stock Swap will generally be taxed as compensation income in an amount equal to their fair market value at the time of the Stock Swap. The Participant's basis in those additional shares will be their fair market value taken into account in quantifying the Participant's compensation income and the holding period for such shares will begin on the date of the Stock Swap.

         Capital Gains. Under current law, a taxpayer's net capital gain (i.e., the amount by which the taxpayer's net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 20% if the shares have been held for more than 18 months, and a maximum federal income tax rate of 28% if the shares have been held for more than one year but less than 18 months. Ordinary income is subject to tax at rates as high as 39.6%. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

         Payment in Respect of a Change in Control. The 1998 Option Plan provides for the exercisability of some or all outstanding options in the event of a "Change in Control," as defined in the 1998 Option Plan. The acceleration of these benefits may be deemed to constitute a "parachute payment" under the Code. "Excess parachute payments," as defined in the Code, will subject the recipient thereof to an additional 20% excise tax and are not deductible by the Corporation.

1998 Option Plan Benefits

     No options have been awarded under the 1998 Option Plan. There were approximately 47 officers and 105 other employees of the Corporation and its subsidiaries as of February 28, 1998. Because the Committee has full discretion to determine who is a "key employee," there is no way to predict how many employees may ultimately receive awards under the 1998 Option Plan. Moreover, there is no way to predict or determine ultimately the benefits or amounts that will be received in the future by or allocated to specific officers or employees, or groups thereof under the 1998 Option Plan.

Recommendation and Vote Required for Approval of Proposal 3

     The affirmative vote of a majority of the Corporation's common stock voted at the Meeting is required to approve the 1998 Option Plan. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.



    PROPOSAL 4 - APPROVAL OF THE 1998 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     The Board has approved for submission to the Corporation's shareholders the Corporation's 1998 Stock Option Plan for Outside Directors (the "1998 Director Plan") set forth as Exhibit B to this Proxy Statement. The full text of the 1998 Directors Plan is attached to this Proxy Statement as Exhibit B and the following description of the Plan is qualified in its entirety by reference to Exhibit B. The purposes of the 1998 Director Plan is to promote the growth and profitability of the Corporation by providing Outside Directors of the Corporation with an incentive to achieve long-term objectives of the Corporation and to attract and retain non-employee directors of outstanding competence by providing such Outside Directors with an opportunity to acquire an equity interest in the Corporation.

Types of Options

     All options granted under the 1998 Director Plan will be options for shares of the Corporation's Common Stock. The options will be Non-qualified Options.

Eligibility

     An option under the 1998 Director Plan will be granted only to directors of the Corporation who were not, at any previous time, an employee of the Corporation eligible to receive options to purchase Common Stock under any other plan of the Corporation (an "Outside Director").


Terms and Conditions of Stock Options

Grant of Options  and Exercise

     The 1998 Director Plan provides that each Outside Director will receive one grant of options to purchase an amount of shares of Common Stock determined based on when the Outside Director first became an Outside Director of the Corporation as follows: (i) at or prior to the 1998 Annual Meeting - 2,500 options, (ii) after the 1998 Annual Meeting and at or prior to the 1999 Annual Meeting - 2,000 options, (iii) after the 1999 Annual Meeting and at or prior to the 2000 Annual Meeting - 1,500 options, (iv) after the 2000 Annual Meeting and at or prior to the 2001 Annual Meeting - 1,000 options, and (v) after the 2001 Annual Meeting and at or prior to the 2002 Annual Meeting - 500 options. The amount of options will be subject to certain adjustments set forth in the Plan. The options granted under the 1998 Director Plan will be exercisable in five annual installments of 20% beginning one year after the date of grant.

Exercise Price

     The 1998 Director Plan provides that options are to be granted at an exercise price equal to the Fair Market Value (on the date of grant) of the stock purchasable thereunder. The 1998 Director Plan defines "Fair Market Value" as the average of the high and low prices of known trades of the Corporation's Common Stock on the relevant date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded.

     The 1998 Director Plan provides that the purchase price for shares acquired pursuant to the exercise of any option is payable in full at the time of exercise. The exercise price may be paid, in whole or in part, through the surrender of shares of Common Stock of the Corporation at the Fair Market Value of such shares on the date of surrender.

Exercise Period

     The 1998 Director Plan provides that if an Outside Director's employment is terminated for any reason other than Disability, Change-in-Control, removal for cause or death, the Outside Director's options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination. In the event of a removal for cause, all rights under the Outside Director's options shall expire upon the termination. In the event of death or Disability (as such term is defined in the 1998 Director Plan), all options granted under the 1998 Director Plan, whether or not exercisable at such time, shall become immediately exercisable by the Outside Director, or the Outside Director's legal representatives or beneficiaries.. Upon termination of the Participant's service due to a Change-in-Control: all options granted under the 1998 Director Plan, whether or not exercisable at such time, shall become immediately exercisable by the Outside Director.

Change in Control Provisions

     Upon a "Change in Control" (as defined in the 1998 Director Plan) all outstanding options under the Plan become immediately and fully exercisable.

     The 1998 Director Plan defines Change in Control to mean any of the following events: (1) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not now presently but becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the Corporation's outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Corporation; or (2) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (2), considered as though he were a member of the Incumbent Board; or (3) filing is made for regulatory approval to implement a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Corporation or similar transaction in which the Corporation is not the resulting entity or such plan, merger consolidation, sale or similar transaction occurs; or (4) a proxy statement soliciting proxies from shareholders of the Corporation, by someone other than the current management of the Corporation, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Corporation or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Corporation shall be distributed; or (5) a tender offer is made for 25% or more of the voting securities of the Corporation.

Termination of Option

     The 1998 Director Plan provides that each option shall expire upon the earlier of (i) 120 months following the date of grant, or (ii) three years following the date on which the Outside Director ceases to serve in such capacity for any reason other than removal for cause. In the event of the death of an Outside Director, the Outside Director's beneficiaries may exercise the option at any time within the three year period following the Outside Director's death; provided however, that in no event shall the option be exercisable more than 120 months after the date of grant. If the Outside Director is removed for cause, all options awarded to him shall expire upon such removal.

Shares Subject to the 1998 Director Plan

     If adopted, the 1998 Director Plan will authorize the Corporation to issue up to 35,000 shares of common stock pursuant to options. In addition, the 1998 Director Plan provides that the number and price of shares available for stock options and the number of shares covered by outstanding stock options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Corporation's capital stock. Comparable changes will be made to the per share exercise price of each outstanding option, but no change shall be made in the total price applicable to the unexercised portion of an unexercised option, except for any change in the aggregate price resulting from rounding-off of share quantities or prices.

Termination and Amendment

     The 1998 Director Plan will terminate upon the earlier of five years after the date of approval by the Corporation's shareholders (which if approved at the Meeting would be April 28, 1998) or the issuance of, or exercise of options equivalent to, 35,000 shares of common stock.

     The Board may amend or modify the 1998 Director Plan from time to time without shareholder approval, provided, however, that the rights and obligations under any option granted prior to such amendment or modification shall not be altered without the written consent of such optionee.

Federal Income Tax Consequences Under the 1998 Director Plan

         The following is a summary of the Federal income tax consequences of transactions under the 1998 Director Plan, based on Federal income tax laws in effect on January 1, 1998. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

         Benefits which may be granted pursuant to the 1998 Director Plan are nonqualified stock options.

         Non-qualified Options. Except as noted below, in the case of Non-qualified Options: (1) no income is realized by the Outside Director at the time the option is granted; (2) the Outside Director realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) the Corporation is entitled to a Federal income tax deduction equal to the amount of income taxed to the Outside Director, subject to the Corporation's satisfaction of the Reporting Requirements and the Ordinary and Necessary Test; and (4) upon disposition of the Common Stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares. Different rules may apply if Common Stock is purchased by an Outside Director who is also an officer, director or more than 10% shareholder at the time of exercise.
See "Special Rules Applicable to Corporate Insiders," below.

         Special Rules Applicable to Corporate Insiders. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") are not taxed until six months after exercise of a Non-qualified Option, with the excess of the fair market value of the shares of Common Stock received upon exercise over the option purchase price, determined as of the end of the six-month period, being taxed as ordinary income, and the holding period for treating any gain (or loss) as long-term capital gain (or loss) beginning at the end of such period. However, an Insider who elects to be taxed under Section 83(b) of the Code should be taxed on the excess of the fair market value of the shares at the time of exercise over the option purchase price.

         Stock Swaps. The 1998 Director Plan provides that, with the Corporation's permission, an Outside Director may transfer previously owned shares to the Corporation to satisfy the purchase price under an option (a "Stock Swap"). If a Stock Swap is used to exercise a Non-qualified Option, the use of old shares to pay the purchase price of an equal number of new shares generally will be tax-free to the Outside Directors, and he will carry over into the new shares the basis and holding period of the old shares. However, if more shares are acquired than surrendered, the incremental shares received in the Stock Swap will generally be taxed as compensation income in an amount equal to their fair market value at the time of the Stock Swap. The Outside Director's basis in those additional shares will be their fair market value taken into account in quantifying the Outside Director's compensation income and the holding period for such shares will begin on the date of the Stock Swap.

         Capital Gains. Under current law, a taxpayer's net capital gain (i.e., the amount by which the taxpayer's net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 20% if the shares have been held for more than 18 months, and a maximum federal income tax rate of 28% if the shares have been held for more than one year but less than 18 months. Ordinary income is subject to tax at rates as high as 39.6%. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

1998 Director Plan Benefits

     The following table presents information concerning the number of options and the corresponding dollar value of such options to be received by or allocated to the Outside Directors as a group upon the approval of the 1998 Option Plan.


                                NEW BENEFIT TABLE
                               1998 Director Plan

                                                 Potential Realizable Value At Assumed
                                                      Annual Rates of Stock Price
                                                              Appreciation
                                                          for Option Term (1)
                                                 ---------------------------------------
               Name and position                       5% ($)             10% ($)              Number of Units
               -----------------                       ------             -------              ---------------
Current Non-Executive Director Group (2)              675,000            1,350,000                 25,000

Future Non-Executive Director Group (3)               270,000             540,000                  10,000


------------------------

NOTES:

(1) The dollar amounts under these columns are the result of calculations at the 5% and the 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Corporation's Common Stock price. The calculations assume an exercise price of $54.00 per share (the market value as of the Record Date) for the Corporation's Common Stock and an option term of ten years.

(2) This group consists of ten members of the Corporation's current Board, each of whom became an Outside Director prior to the 1998 Annual Meeting and will receive 2,500 options upon the approval of the 1998 Director Plan. The ten members are Ms. Pamela Hill and Messrs. John D. Kissel, Lamb, Layton, Merton, Meyercord, Mulcahy, Smith, Stine and Turnbull.

(3) The remaining 10,000 shares of common stock reserved for issuance under the 1998 Director Plan have been allocated for grant to any Outside Director elected to the Corporation's Board after the 1998 Annual Meeting.


Recommendation and Vote Required for Approval of Proposal 4

     The affirmative vote of a majority of the Corporation's common stock voted at the Meeting is required to approve the 1998 Director Plan. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 4.



                              SHAREHOLDER PROPOSALS

     Any Shareholder who intends to present a proposal for action at the 1999 Annual Meeting of Shareholders and desires that such proposal be included in the 1999 proxy statement and proxy for such meeting must furnish the proposal in writing addressed to Ms. Catherine A. McCatharn, Peapack-Gladstone Financial Corporation, 158 Route 206 North, Gladstone, New Jersey 07934 not later than December 29, 1998. This notice should be sent by certified mail with return receipt requested.


            OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business that will be presented for consideration at the Meeting other than that stated in this Proxy Statement. Should any other matter properly come before the Meeting or any adjournment thereof, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


     Whether you intend to be present at the Meeting or not, you are urged to return your signed proxy promptly.


                                By Order of the Board of Directors



                                T. LEONARD HILL,
                                Chairman


Gladstone, New Jersey
March 27, 1998





The Corporation's Annual Report for the year-ended December 31, 1997 filed with the Securities and Exchange Commission as an exhibit to the Corporation's Form 10-K is being mailed to the shareholders with this Proxy Statement. However, such Annual Report is not incorporated into this Proxy Statement and is not deemed to be a part of the proxy soliciting material.